Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Hut 8 Corp. (the “Company”) for the fiscal period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Asher Genoot, as Chief Executive Officer of the Company, and Sean Glennan, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2026

By:	/s/ Asher Genoot
Name:	Asher Genoot
Title:	Chief Executive Officer

By:	/s/ Sean Glennan
Name:	Sean Glennan
Title:	Chief Financial Officer